Exhibit 99.1

W. P. CAREY INC.

Supplemental Unaudited Operating and Financial Data

As of December 31, 2012

Important Disclosures About this Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC” “the Company,” “we,” “us” and “our” include W. P. Carey Inc., its consolidated subsidiaries, and predecessors, unless otherwise indicated. “WPC LLC” means W. P. Carey & Co. LLC, our predecessor company. The “Merger” means our merger with Corporate Property Associates 15 Incorporated (“CPA®:15”) on September 28, 2012. “GAAP” means generally accepted accounting principles in the United States (“U.S.”). “CPA® REITs” means CPA®:15, Corporate Property Associates 16 – Global Incorporated (“CPA®:16 – Global”), and Corporate Property Associates 17 – Global Incorporated (“CPA®:17 – Global”). The “Managed REITs” means the CPA® REITs and Carey Watermark Investors Incorporated (“CWI”). Corporate Property Associates 14 Incorporated (“CPA®:14”) was one of the CPA® REITs until its merger with a subsidiary of CPA®:16 – Global on May 2, 2011 (the “CPA®:14/16 Merger”).

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain supplemental metrics that are not defined by GAAP (“non-GAAP”), including earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, funds from operations - as adjusted (“AFFO”), and total adjusted revenue. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.

W. P. CAREY INC.

Supplemental Unaudited Operating and Financial Data

As of December 31, 2012

Highlights
Company Overview	1
Financial and Operational Statistics	2

Financial Information
Consolidated Balance Sheets	3
Consolidated Statements of Income	4
Reconciliation of Net Income to Funds from Operations - as Adjusted (AFFO)	5
Reconciliation of GAAP Net Income to AFFO - Three Months Ended December 31, 2012	8
Reconciliation of GAAP Net Income to AFFO - Year Ended December 31, 2012	10
Reconciliation of Net Income to EBITDA - as Adjusted	12
Adjusted Revenue Analysis	14
Total Adjusted Revenue - W. P. Carey Group	16
Adjusted General and Administrative	18
Business Segment and Financial Information	19
Lease Revenues and Property Expenses	20

Capitalization
Portfolio Debt Overview	21
Detailed Debt Summary	22
Selected Data for the Managed REITs	25
Joint Venture Information	26

WPC Inc. Portfolio Information
Owned Portfolio Analysis - Diversification by Rent and Historical Occupancy	27
Owned Portfolio Analysis - Diversification by Property Type	28
Owned Portfolio Analysis - Diversification by Tenant Industry	29
Owned Portfolio Analysis - Diversification by Geography	30
Owned Portfolio Analysis - Lease Maturities	31

2012 Investment Activity
Owned Portfolio - Investments and Dispositions	32
Managed REITs - Acquisitions	33
Managed REITs - Dispositions	35

Tenants by Annualized Contractual Minimum Base Rent	36

W. P. CAREY INC.

Company Overview

December 31, 2012

Key Company Contacts		Executive Offices
Trevor P. Bond	President, Chief Executive Officer and Director	50 Rockefeller Plaza
Mark J. DeCesaris	Chief Financial Officer	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Catherine D. Rice	Managing Director	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com
Kristin A. Brown	Vice President, Investor Relations

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York Mellon	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Stock Data (NYSE: WPC)	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
High Price	$54.70	$53.85	$48.39	$49.70	$44.71
Low Price	45.94	43.25	39.66	41.28	34.50
Closing Price	52.15	49.00	46.03	46.52	40.94

Distributions declared per share - annualized	$2.64	$2.60	$2.27	$2.26	$2.25

Distribution yield (annualized distribution / closing stock price)	5.06%	5.31%	4.93%	4.86%	5.50%

Shares outstanding at quarter end	68,901,933	68,566,888	40,358,186	40,312,460	39,729,018

Market value of outstanding shares at quarter end (in thousands)	$3,593,236	$3,359,778	$1,857,687	$1,875,336	$1,626,506

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 1

W. P. CAREY INC.

Financial and Operational Statistics (Unaudited)

As of and for the Year Ended December 31, 2012

Market Capitalization	WPC
Shares Outstanding	68,901,933
Stock Price at end of Period	$52.15
Market Capitalization (Equity Capitalization) ($’000)	$3,593,236
Total Capitalization ($’000) (a)	$5,561,633
Enterprise Value ($’000) (b)	$5,437,729
High Stock Close Price	$54.70
Low Stock Close Price	$41.65

Financial Ratios
Debt to Total Capitalization	35.4%
Net Debt to Total Capitalization (c)	33.2%
Net Debt to Enterprise Value (c)	33.9%
Pro Rata Adjusted EBITDA ($’000) (d)	$274,749
Net Debt to Pro Rata Adjusted EBITDA (c)	6.71
Total Debt to Gross Assets (e)	44.6%
Unsecured Debt to Gross Assets	5.7%
Interest Coverage (f)	5.38
Adjusted G&A/W. P. Carey Group Revenues (g)	6.8%
Dividend (h)	$2.64
Dividend Payout (i)	70.2%
Weighted-Average Cost of Total Debt	4.8%

Property Information	CPA®:16 - Global	CPA®:17 - Global	WPC
Number of Properties (j)	500	394	423
Number of Tenants	146	81	124
Total Square Feet (millions)	47.3	36.0	38.5
Occupancy	96.9%	100.0%	98.7%
Weighted-Average Lease Term (years)	10.3	15.8	8.9
Percent of Investment Grade Tenants (k)	15.6%	22.7%	33.8%

(a)	Represents market capitalization plus total debt.
(b)	Represents total capitalization less cash.
(c)	Net debt represents total debt less cash.
(d)	Pro Rata Adjusted EBITDA includes nine months of pre-Merger results for WPC only and three months of post-Merger results.
(e)	Gross assets represent total assets, excluding goodwill, before accumulated depreciation.
(f)	Computed by dividing Pro Rata Adjusted EBITDA by pro rata interest expense.
(g)

Adjusted G&A represents general and administrative expenses excluding Merger-related costs, wholesaling related expenses and stock-based compensation expense. It includes nine months of the pre-Merger G&A and three months of the post-Merger G&A. W. P. Carey Group Revenues represents total pro rata real estate revenues for WPC and the Managed REITs, including CWI, as presented on page 16.

(h)	Represents the annualized dividend per share based on the declared fourth quarter distribution.
(i)	Computed by dividing annualized dividend per share by full year AFFO per share.
(j)	Property count for WPC excludes all operating properties.
(k)	Investment grade tenants are defined as having a BBB- rating or above. Percentage of portfolio is calculated based on annualized contractual minimum base rent.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 2

W. P. CAREY INC.

Consolidated Balance Sheets (Unaudited)

(in thousands, except share and per share amounts)

	December 31, 2012	December 31, 2011
Assets
Investments in real estate:
Real estate, at cost	$2,331,613	$646,482
Operating real estate, at cost	99,703	109,875
Accumulated depreciation	(136,068)	(135,175)
Net investments in properties	2,295,248	621,182
Real estate under construction	2,875	-
Net investments in direct financing leases	376,005	58,000
Assets held for sale	1,445	-
Equity investments in real estate and the REITs	565,626	538,749
Net investments in real estate	3,241,199	1,217,931
Cash	123,904	29,297
Due from affiliates	36,002	38,369
Goodwill	329,132	63,607
In-place lease, net	447,278	44,578
Above-market rent, net	279,885	4,822
Other intangible assets, net	10,200	12,950
Other assets, net	141,442	51,069
Total assets	$4,609,042	$1,462,623

Liabilities and Equity
Liabilities:
Non-recourse debt	$1,715,397	$356,209
Senior credit facility	253,000	233,160
Accounts payable, accrued expenses and other liabilities	265,132	82,055
Income taxes, net	24,959	44,783
Distributions payable	45,700	22,314
Total liabilities	2,304,188	738,521
Redeemable noncontrolling interest	7,531	7,700
Redeemable securities - related party	40,000	-

Equity:
W. P. Carey stockholders’ equity:
Common stock of W. P. Carey Inc.	69	-
Additional paid-in-capital	2,175,820	779,071
Distributions in excess of accumulated earnings	(172,182)	(95,046)
Deferred compensation obligation	8,358	7,063
Accumulated other comprehensive loss	(4,649)	(8,507)
Less: treasury stock, at cost	(20,270)	-
Total W. P. Carey stockholders’ equity	1,987,146	682,581
Noncontrolling interests	270,177	33,821
Total equity	2,257,323	716,402
Total liabilities and equity	4,609,042	1,462,623

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 3

W. P. CAREY INC.

Consolidated Statements of Income (Unaudited)

(in thousands, except share and per share amounts)

	Years Ended December 31,
	2012	2011	2010
Revenues
Lease revenues	$124,503	$62,638	$51,482
Asset management revenue from affiliates	56,666	66,808	76,246
Structuring revenue from affiliates	48,355	46,831	44,525
Incentive, termination and subordinated disposition revenue from affiliates	-	52,515	-
Wholesaling revenue	19,914	11,664	11,096
Reimbursed costs from affiliates	98,245	64,829	60,023
Other real estate income	26,312	22,499	17,273
	373,995	327,784	260,645
Operating Expenses
General and administrative	(144,809)	(93,733)	(73,427)
Reimbursable costs	(98,245)	(64,829)	(60,023)
Depreciation and amortization	(48,790)	(24,347)	(18,309)
Property expenses	(13,041)	(10,145)	(8,009)
Other real estate expenses	(9,850)	(10,784)	(8,121)
Impairment charges	(10,467)	1,365	(1,140)
	(325,202)	(202,473)	(169,029)
Other Income and Expenses
Other interest income	1,396	2,001	1,269
Income from equity investments in real estate and the Managed REITs (a)	62,392	51,228	30,992
Gain on change in control of interests	20,744	27,859	781
Other income and (expenses)	3,402	4,578	627
Interest expense	(50,573)	(21,770)	(15,636)
	37,361	63,896	18,033
Income from continuing operations before income taxes	86,154	189,207	109,649
Provision for income taxes	(6,783)	(37,214)	(25,814)
Income from continuing operations	79,371	151,993	83,835
Discontinued Operations
Income from operations of discontinued properties	922	1,366	4,897
Gain on deconsolidation of subsidiary	-	1,008	-
(Loss) gain on sale of real estate	(5,019)	(3,391)	460
Impairment charges	(12,495)	(11,838)	(14,241)
Loss from discontinued operations, net of tax	(16,592)	(12,855)	(8,884)
Net Income	62,779	139,138	74,951
Net (income) loss attributable to noncontrolling interests	(607)	1,864	314
Less: Net income attributable to redeemable noncontrolling interests	(40)	(1,923)	(1,293)
Net Income Attributable to W. P. Carey	$62,132	$139,079	$73,972

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$1.65	$3.76	$2.08
Loss from discontinued operations attributable to W. P. Carey	(0.35)	(0.32)	(0.22)
Net income attributable to W. P. Carey	$1.30	$3.44	$1.86
Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$1.62	$3.74	$2.08
Loss from discontinued operations attributable to W. P. Carey	(0.34)	(0.32)	(0.22)
Net income attributable to W. P. Carey	$1.28	$3.42	$1.86
Weighted Average Shares Outstanding
Basic	47,389,460	39,819,475	39,514,746
Diluted	48,078,474	40,098,095	40,007,894
Amounts Attributable to W. P. Carey
Income from continuing operations, net of tax	$78,724	$151,934	$82,856
Loss from discontinued operations, net of tax	(16,592)	(12,855)	(8,884)
Net income	$62,132	$139,079	$73,972

(a)

Income from equity investments in real estate and the Managed REITs includes income from our equity investments in real estate of $28.3 million, income from our ownership in the Managed REITs of $5.5 million and income from our GP interest in the Managed REITs of $28.6 million.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 4

W. P. CAREY INC.

Reconciliation of Net Income to Funds from Operations – as Adjusted (AFFO) (Unaudited)

(in thousands, except share and per share amounts)

		Three Months Ended December 31,			Years Ended December 31,
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	2012	2011
Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey(a)	$5,507	$1,927	$28,367	$9,094	$44,895	$86,280
Adjustments:
Depreciation and amortization of real property	28,652	5,510	5,673	6,147	45,982	25,324
Impairment charges	10,700	5,534	1,003	5,725	22,962	10,473
Loss (gain) on sale of real estate, net	4,240	(59)	(1,686)	181	2,676	3,391
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	3,210	707	730	898	5,545	5,257
Impairment charges	-	-	-	-	-	1,090
Loss (gain) on sale of real estate, net	1	181	(15,557)	142	(15,233)	34
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(4,236)	(400)	(434)	(434)	(5,504)	(1,984)
Total adjustments:	42,567	11,473	(10,271)	12,659	56,428	43,585
FFO - as defined by NAREIT	48,074	13,400	18,096	21,753	101,323	129,865
Adjustments:
Gain on change in control of interests(b)(c)	60	(20,794)	-	-	(20,734)	(27,859)
Gain on deconsolidation of a subsidiary	-	-	-	-	-	(1,008)
Other gains, net	(2)	-	-	-	(2)	25
Other depreciation, amortization and non-cash charges	(1,556)	(130)	235	(211)	(1,662)	176
Stock based compensation	211	-	-	-	211	220
Deferred tax expense	(644)	(917)	(532)	(652)	(2,745)	(3,184)
Realized gains on foreign currency, derivatives and other(d)	171	115	542	-	828	-
Amortization of deferred financing costs(d)	468	509	402	464	1,843	-
Straight-line and other rent adjustments	(2,248)	(200)	(883)	(1,115)	(4,446)	(4,255)
Above/below market rent intangible lease amortization, net(d)	7,534	51	111	-	7,696	-
Merger expense(e)	1,049	35,570	2,616	2,103	41,338	-
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO:
Other depreciation, amortization and non-cash charges	624	-	-	-	624	-
Straight-line and other rent adjustments	(667)	(25)	(363)	(413)	(1,468)	(1,641)
Above/below market rent intangible lease amortization, net	166	-	(3)	-	163	-
AFFO adjustment for interests in CPA® REITs	11,971	10,650	7,687	6,926	37,234	10,137
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	(506)	(141)	(25)	(20)	(692)	272
Total adjustments:	16,631	24,688	9,787	7,082	58,188	(27,117)
AFFO - Real Estate Ownership	$64,705	$38,088	$27,883	$28,835	$159,511	$102,748

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 5

Investment Management
Net income from investment management attributable to W. P. Carey(a)	$9,971	$661	$3,410	$3,195	$17,237	$52,799
FFO - as defined by NAREIT	9,971	661	3,410	3,195	17,237	52,799
Adjustments:
Amortization, deferred taxes and non-cash charges	226	247	230	258	961	3,791
Stock based compensation	6,281	9,805	4,495	5,260	25,841	17,496
Deferred tax expense	(2,625)	(15,207)	(8,459)	2,236	(24,055)	12,019
Realized gains on foreign currency, derivatives and other(d)	(55)	17	(23)	-	(61)	-
Amortization of deferred financing costs(d)	318	308	286	285	1,197	-
Total Adjustments	4,145	(4,830)	(3,471)	8,039	3,883	33,306
AFFO - Investment Management	$14,116	$(4,169)	$(61)	$11,234	$21,120	$86,105

Total Company
FFO - as defined by NAREIT	$58,045	$14,061	$21,506	$24,948	$118,560	$182,664
FFO - as defined by NAREIT per share (diluted)	$0.84	$0.34	$0.53	$0.62	$2.47	$4.56
AFFO	$78,821	$33,919	$27,822	$40,069	$180,631	$188,853
AFFO per share (diluted)	$1.13	$0.82	$0.68	$0.99	$3.76	$4.71
Diluted weighted average shares outstanding	69,505,871	41,127,404	40,757,055	40,487,652	48,078,474	40,098,095

(a)

Effective April 1, 2012, we include cash distributions and deferred revenue received and earned from the operating partnerships of CPA®:16 – Global, CPA®:17 – Global and CWI in our Real Estate Ownership segment. Results of operations for the prior year periods have been reclassified to conform to the current period presentation.

(b)

Gain on change in control of interests for the year ended December 31, 2011 represents gain recognized on purchase of the remaining interests in two investments from CPA®:14, which we had previously accounted for under the equity method. In connection with purchasing these properties, we recognized a net gain of $27.9 million during the year ended December 31, 2011 to adjust the carrying value of our existing interests in these investments to their estimated fair values.

(c)

Gain on change in control of interests for the three months ended September 30, 2012 and the year ended December 31, 2012 represents a gain of $14.6 million recognized on our previously held interest in shares of CPA®:15 common stock, and a gain of $6.1 million recognized on the purchase of the remaining interests in five investments from CPA®:15, which we had previously accounted for under the equity method. We recognized a gain of $20.7 million to adjust the carrying value of our existing interests in these investments to their estimated fair values.

(d)	These adjustments were not significant prior to the Merger; therefore, they were not included in the calculation of AFFO in 2011.
(e)	For the three months ended September 30, 2012 and year ended December 31, 2012, includes current tax expense of $9.7 million relating to the conversion of CPA®:15 shares held by us before the Merger.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 6

Non-GAAP Financial Disclosure – AFFO

Funds from Operations (“FFO”) is a non-GAAP measure defined by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets and extraordinary items; however, FFO related to assets held for sale, sold or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata share of unconsolidated subsidiaries. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations.

We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. Additionally, we exclude expenses related to the Merger which are considered non-recurring and realized gain/losses on foreign exchange and derivatives which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.

We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 7

W. P. CAREY INC.

Reconciliation of GAAP Net Income to AFFO (Unaudited)

(in thousands)

	Three Months Ended December 31, 2012
	GAAP (a)	Add: Equity Investments (b)	Less: Non- Controlling Interests (c)	WPC’s Pro Rata Share (d)	AFFO Adjustments	AFFO
Revenues
Lease revenues (e)	$74,970	$10,473	$(10,852)	$74,591	$3,993 (f)	$78,584
Asset management revenue	9,578	-	(149)	9,429	-	9,429
Structuring revenue	28,779	-	(333)	28,446	-	28,446
Wholesaling revenue	8,036	-	-	8,036	-	8,036
Reimbursed costs from affiliates	39,146	-	(120)	39,026	-	39,026
Other real estate income	7,549	320	(2,379)	5,490	-	5,490
Self storage revenues	3,301	-	(1,972)	1,329	-	1,329
Hotel revenues	1,028	-	-	1,028	-	1,028
Reimbursed property expenses	3,068	168	(396)	2,840	-	2,840
Other property and tenant income	152	152	(11)	293	-	293
Total Revenues	168,058	10,793	(13,833)	165,018	3,993	169,011

Operating Expenses
General and administrative	(36,490)	(101)	969	(35,622)	7,508	(28,114)
Reimbursable costs	(39,146)	-	5	(39,141)	-	(39,141)
Depreciation and amortization	(29,514)	(3,363)	4,244	(28,633)	27,283	(1,350)
Property expenses	(5,677)	(479)	848	(5,308)	-	(5,308)
Other real estate expenses	(2,321)	-	923	(1,398)	-	(1,398)
Impairment charges	(10,467)	-	-	(10,467)	10,467	-
Total Operating Expenses	(123,615)	(3,943)	6,989	(120,569)	45,258	(75,311)

Other Income and Expenses
Other interest income	486	193	(158)	521	-	521
Income from equity investments in real estate and the Managed REITs	9,583	(3,549)	-	6,034	11,971	18,005
Joint ventures (g)	3,549	(3,549)	-	-	-	-
Income related to our ownership in the Managed REITs	(175)	-	-	(175)	9,960	9,785
Income related to our GPs - CPA 16 LLC and CPA 17 Ops	6,209	-	-	6,209	2,011	8,220
Gain on change of control of interests	(49)	-	-	(49)	49	-
Other (income) and expenses	1,376	(117)	(246)	1,013	(405)	608
Interest expense	(28,250)	(2,997)	4,944	(26,303)	786	(25,517)
Total Other Income and Expenses	(16,854)	(6,470)	4,540	(18,784)	12,401	(6,383)

Income from Continuing Operations before Income Taxes	27,589	380	(2,304)	25,665	61,652	87,317
Provision for income taxes	(6,591)	(380)	127	(6,844)	(3,267)	(10,111)
Income from Continuing Operations	20,998	-	(2,177)	18,821	58,385	77,206

Discontinued Operations
Loss from operations of discontinued properties	1,021	-	-	1,021	594 (h)	1,615
Loss on the sale of real estate	(4,131)	-	-	(4,131)	4,131	-
Impairment charges	(233)	-	-	(233)	233	-
Loss from Discontinued Operations, Net of Taxes	(3,343)	-	-	(3,343)	4,958	1,615
Net Income	17,655	-	(2,177)	15,478	63,343	78,821
Net loss attributable to noncontrolling interests	(1,990)	-	1,990	-	-	-
Net Loss attributable to redeemable noncontrolling interests	(187)	-	187	-	-	-
Income / AFFO Attributable to W. P. Carey	$15,478	$-	$-	$15,478	$63,343	$78,821

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 8

The following table presents the components of our General and Administrative Expenses

	Three Months Ended December 31, 2012
	GAAP (a)	Add: Equity Investments (b)	Less: Non- Controlling Interests (c)	WPC’s Pro Rata Share (d)	AFFO Adjustments	AFFO
General and Administrative
Compensation expense	$(26,458)	$-	$156	$(26,302)	$6,459 (i)	$(19,843)
Business development expenses	(2,808)	(100)	20	(2,888)	1,049 (j)	(1,839)
Wholesaling related expenses	(6,913)	-	-	(6,913)	-	(6,913)
General and administrative professional fees	(2,822)	(1)	75	(2,748)	-	(2,748)
Reimbursable expenses from Managed REITs	4,533	-	-	4,533	-	4,533
Office expenses	(1,691)	-	716	(975)	-	(975)
Other general and administrative	(331)	-	2	(329)	-	(329)
Total General and Administrative	$(36,490)	$(101)	$969	$(35,622)	$7,508	$(28,114)

The following table presents the components of our Other Income and (Expenses)

	Three Months Ended December 31, 2012
	GAAP (a)	Add: Equity Investments (b)	Less: Non- Controlling Interests (c)	WPC’s Pro Rata Share (d)	AFFO Adjustments	AFFO
Other Income and (Expenses)
Gain/Losses real estate	$(109)	-	-	(109)	109	-
Gain/Losses foreign currency	1,106	(1)	(215)	890	(266)	624
Gain/Losses derivatives	370	-	(110)	260	(259)	1
Gain/Losses extinguishment	(10)	7	-	(3)	3	-
Other gain/losses	19	(123)	79	(25)	8	(17)
Total Other Income and (Expenses)	$1,376	$(117)	$(246)	$1,013	$(405)	$608

(a)	Consolidated amounts shown represent WPC’s income statement for the three months ended December 31, 2012.
(b)	Represents the break-out by line item of amounts recorded in Income from equity investments in real estate and the Managed REITs – Joint ventures.
(c)	Represents the break-out by line item of amounts recorded in Non-controlling interest and Redeemable non-controlling interest.
(d)	Represents our share in fully owned entities and co-owned entities.
(e)

Lease Revenues on a Pro Rata basis in this schedule reflect only revenues from Continuing Operations. Lease Revenues for Discontinued Operations for the three months ended December 31, 2012 were $0.7 million.

(f)	Represents adjustments for straight line and above/below market lease intangible amortization.
(g)	To calculate the Pro Rata Income Statement, Equity Investments under Joint Ventures have been re-classed to allocate their impact on each line item.
(h)	Represents Depreciation and Amortization related to Discontinued Operations.
(i)	Represents add-back of Stock Based Compensation Expense, less the share attributable to Non-controlling interests.
(j)	Represents Merger expenses included in G&A.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 9

W. P. CAREY INC.

Reconciliation of GAAP Net Income to AFFO (Unaudited)

(in thousands)

	Year Ended December 31, 2012
	GAAP Reported (a)	Add: Equity Investments(b)	Less: Non- Controlling Interests (c)	WPC’s Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues
Lease revenues (e)	$124,503	$27,935	$(12,113)	$140,325	$1,290	(f)	$141,615
Asset management revenue	56,666	-	(854)	55,812	-		55,812
Structuring revenue	48,355	-	(446)	47,909	-		47,909
Wholesaling revenue	19,914	-	-	19,914	-		19,914
Reimbursed costs from affiliates	98,245	-	(510)	97,735	-		97,735
Other real estate income	26,312	1,052	(8,320)	19,044	-		19,044
Self storage revenue	12,951	-	(7,729)	5,222	-		5,222
Hotel revenues	3,766	-	-	3,766	-		3,766
Reimbursed property expenses	8,146	892	(582)	8,456	-		8,456
Other property and tenant income	1,449	160	(9)	1,600	-		1,600
Total Revenues	373,995	28,987	(22,243)	380,739	1,290		382,029

Operating Expenses
General and administrative	(144,809)	(118)	4,822	(140,105)	57,381		(82,724)
Reimbursable costs	(98,245)	-	26	(98,219)	-		(98,219)
Depreciation and amortization	(48,790)	(5,704)	5,525	(48,969)	44,919		(4,050)
Property expenses	(13,041)	(1,574)	1,115	(13,500)	-		(13,500)
Other real estate expenses	(9,850)	-	3,672	(6,178)	-		(6,178)
Impairment charges	(10,467)	-	-	(10,467)	10,467		-
Total Operating Expenses	(325,202)	(7,396)	15,160	(317,438)	112,767		(204,671)

Other Income and Expenses
Other interest income	1,396	260	(152)	1,504	-		1,504
Income from equity investments in real estate and the Managed REITs	62,392	(28,292)	-	34,100	37,234		71,334
Joint ventures (g)	28,292	(28,292)	-	-	-		-
Income related to our ownership in the Managed REITs	5,508	-	-	5,508	35,816		41,324
Income related to our GPs - CPA 16 LLC and CPA 17 Ops	28,592	-	-	28,592	1,418		30,010
Gain on change of control of interests	20,744	-	-	20,744	(20,744)	(h)	-
Other (income) and expenses	3,402	14,777	(371)	17,808	(17,631)		177
Interest expense	(50,573)	(7,104)	6,570	(51,107)	2,957	(i)	(48,150)
Total Other Income and Expenses	37,361	(20,359)	6,047	23,049	1,816		24,865

Income from Continuing Operations before Income Taxes	86,154	1,232	(1,036)	86,350	115,873		202,223
Provision for income taxes	(6,783)	(1,232)	389	(7,626)	(17,104)	(j)	(24,730)
Income from Continuing Operations	79,371	-	(647)	78,724	98,769		177,493

Discontinued Operations
Loss from operations of discontinued properties	922	-	-	922	2,216	(k)	3,138
Loss on the sale of real estate	(5,019)	-	-	(5,019)	5,019		-
Impairment charges	(12,495)	-	-	(12,495)	12,495		-
Loss from Discontinued Operations, Net of Taxes	(16,592)	-	-	(16,592)	19,730		3,138
Net Income	62,779	-	(647)	62,132	118,499		180,631
Net loss attributable to noncontrolling interests	(607)	-	607	-	-		-
Net Loss attributable to redeemable noncontrolling interests	(40)	-	40	-	-		-
Income / AFFO Attributable to W. P. Carey	$62,132	$-	$-	$62,132	$118,499		$180,631

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 10

The following table presents the components of our General and Administrative Expenses

	Year Ended December 31, 2012
	GAAP Reported (a)	Add: Equity Investments(b)	Less: Non- Controlling Interests (c)	WPC’s Pro Rata Share (d)	AFFO Adjustments	AFFO
General and Administrative
Compensation expense	$(86,132)	$-	$727	$(85,405)	$25,719 (l)	$(59,686)
Business development expenses	(37,429)	(100)	98	(37,431)	31,662 (m)	(5,769)
Wholesaling related expenses	(17,787)	-	-	(17,787)	-	(17,787)
General and administrative professional fees	(11,332)	(18)	291	(11,059)	-	(11,059)
Reimbursable expenses from Managed REITs	16,309	-	-	16,309	-	16,309
Office expenses	(6,461)	-	3,692	(2,769)	-	(2,769)
Other general and administrative	(1,977)	-	14	(1,963)	-	(1,963)
Total General and Administrative	$(144,809)	$(118)	$4,822	$(140,105)	$57,381	$(82,724)

The following table presents the components of our Other Income and (Expenses)

	Year Ended December 31, 2012
	GAAP Reported (a)	Add: Equity Investments(b)	Less: Non- Controlling Interests (c)	WPC’s Pro Rata Share (d)	AFFO Adjustments	AFFO
Other Income and (Expenses)
Gain/Losses real estate	$2,343	15,233	-	17,576	(17,577)	(1)
Gain/Losses foreign currency	579	(624)	(212)	(257)	258	1
Gain/Losses derivatives	351	-	(110)	241	(241)	-
Gain/Losses extinguishment	(10)	7	-	(3)	3	-
Other gain/losses	139	161	(49)	252	(75)	177
Total Other Income and (Expenses)	$3,402	$14,777	$(371)	$17,808	$(17,631)	$177

(a)	Consolidated amounts shown represent WPC’s income statement for the year ended December 31, 2012.
(b)	Represents the break-out by line item of amounts recorded in Income from equity investments in real estate and the Managed REITs – Joint ventures.
(c)	Represents the break-out by line item of amounts recorded in Non-controlling interest and Redeemable non-controlling interest.
(d)	Represents our share in fully owned entities and co-owned entities.
(e)	Lease Revenues on a Pro Rata basis in this schedule reflect only revenues from Continuing Operations. Lease Revenues for Discontinued Operations for the year ended December 31, 2012 were $3.6 million.
(f)	Represents adjustments for straight line and above/below market lease intangible amortization.
(g)	To calculate the Pro Rata Income Statement, Equity Investments under Joint Ventures have been re-classed to allocate their impact on each line item.
(h)

Represents a gain of $14.7 million recognized on our previously held interest in shares of CPA®:15 common stock and a gain of $6.1 million recognized on the purchase of the remaining interests in five investments from CPA®:15.

(i)	Represents amortization of deferred financing costs.
(j)	Represents deferred taxes and taxes paid due to the conversion of CPA®:15 shares held by PwC at the time of the Merger.
(k)	Represents Depreciation and Amortization related to Discontinued Operations.
(l)	Represents add-back of Stock Based Compensation Expense, less the share attributable to Non-controlling interests.
(m)	Represents Merger expenses included in G&A. The remaining Merger expenses of $9.7 million were included in the provision for income taxes AFFO adjustment.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 11

W. P. CAREY INC.

Reconciliation of Net Income to EBITDA – as Adjusted (Pro Rata Basis) (Unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended				Years Ended December 31,
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	2012	2011
Net Income attributable to W.P. Carey	$15,478	$2,588	$31,777	$12,289	$62,132	$139,079
Adjustments:
Depreciation and amortization	30,108	6,761	6,833	7,304	51,006	29,667
Interest expense	28,250	7,869	7,245	7,345	50,709	22,366
Provision for income taxes	6,591	379	(1,881)	1,701	6,790	37,228
EBITDA	80,427	17,597	43,974	28,639	170,637	228,340
Proportionate share of adjustments from equity method investments(a)	14,831	9,103	19,394	15,102	58,430	57,815
Proportionate share of adjustments for noncontrolling interests(a)	(9,313)	928	(324)	(1,035)	(9,744)	(4,616)
Pro rata EBITDA	85,945	27,628	63,044	42,706	219,323	281,539
Management Adjustments:
Impairments	10,700	5,535	1,003	5,723	22,961	10,473
Loss (gain) on sale	1,081	(59)	(1,686)	181	(483)	3,391
Loss (gain) on extinguishment of debt	10	-	-	-	10	-
Stock compensation	6,492	9,805	4,495	5,260	26,052	17,716
Merger expenses	1,049	25,895	2,617	2,102	31,663	24
(Gains) on investment due to merger	49	(20,794)	-	-	(20,745)	(27,859)
Realized and unrealized loss (gain) on foreign currency (net)	(1,106)	(46)	853	(280)	(579)	(207)
Realized and unrealized loss (gain) on derivatives (net)	(370)	49	(30)	-	(351)	(609)
Proportionate share of adjustments from equity method investments(b)	5,941	7,632	(17,513)	943	(2,997)	3,348
Proportionate share of adjustments for noncontrolling interests(b)	71	(176)	97	(97)	(105)	(30)
Total Adjustments	23,917	27,841	(10,164)	13,832	55,426	6,247
Pro rata Adjusted EBITDA	$109,862	$55,469	$52,880	$56,538	$274,749	$287,786

Pro rata EBITDA per share (diluted)	$1.24	$0.67	$1.55	$1.05	$4.56	$7.02
Pro rata Adjusted EBITDA per share (diluted)	$1.58	$1.35	$1.30	$1.40	$5.71	$7.18
Diluted weighted average shares outstanding	69,505,871	41,127,404	40,757,055	40,487,652	48,078,474	40,098,095

(a)         Incorporates the pro rata share of depreciation, interest expense and tax provision adjustments for unconsolidated subsidiaries and joint ventures.

(b)         Incorporates the pro rata share of impairments, loss (gain) on the sale of real estate, stock compensation, merger related adjustments as well as the losses (gains) related to foreign exchange and derivative positions for unconsolidated subsidiaries and joint ventures.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 12

Non-GAAP Financial Disclosure – Adjusted EBITDA

Adjusted EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income for certain non-cash charges such as impairments and stock compensation.  Additionally, we exclude merger expenses related to the Merger which are considered non-recurring and gain/losses in real estate, foreign exchange and derivatives which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance.  We exclude these items from Adjusted EBITDA as they are not the primary drivers in our decision making process.  Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short term fluctuations in net income but have no impact on cash flows.    We believe that Adjusted EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. We use Adjusted EBITDA as one measure of our operating performance when we formulate corporate goals and evaluate the effectiveness of our strategies.  Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 13

W. P. CAREY INC.

Adjusted Revenue Analysis (Pro Rata Basis) (Unaudited)

(in thousands)

	Three Months Ended				Years Ended December 31,
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	2012	2011
Asset management revenue	$9,578	$15,850	$15,636	$15,602	$56,666	$66,808
Structuring revenue (a)	28,779	8,316	3,622	7,638	48,355	46,831
Investment management revenue	38,357	24,166	19,258	23,240	105,021	113,639
Real estate revenue	103,965	51,999	54,267	54,476	264,707	197,339
Total Adjusted Revenue	$142,322	$76,165	$73,525	$77,716	$369,728	$310,978

Reconciliation of Total Adjusted Revenue
Total revenue — as reported	$168,058	$70,378	$67,182	$68,377	$373,995	$327,784
Less: Incentive, termination and subordinated disposition revenue (b)	-	-	-	-	-	(52,515)
Less: Wholesaling revenue (c)	(8,036)	(4,012)	(4,079)	(3,787)	(19,914)	(11,664)
Less: Reimbursed costs from affiliates (c)	(39,146)	(19,878)	(20,484)	(18,737)	(98,245)	(64,829)
Add: Lease revenue – discontinued operations	738	613	742	1,537	3,630	9,452
Add: Pro rata share of revenue from equity investments	9,911	5,313	5,738	6,412	27,374	28,269
Less: Pro rata share of revenue due to noncontrolling interests	(10,289)	(411)	(422)	(428)	(11,550)	(2,629)
Add: Pro rata share of revenue from CPA® REITs	14,838	18,860	19,263	19,197	72,158	68,833
Add: Total distributions of available cash - GP interest	8,220	7,352	7,463	6,974	30,009	15,535
Less: Pro rata share of other real estate income to noncontrolling interests	(1,972)	(2,050)	(1,878)	(1,829)	(7,729)	(7,258)
Total Adjusted Revenue	$142,322	$76,165	$73,525	$77,716	$369,728	$310,978

Reconciliation of Real Estate Revenue
Lease revenue – as reported	$74,970	$16,160	$16,531	$16,842	$124,503	$62,638
Lease revenue – discontinued operations	738	613	742	1,537	3,630	9,452
Total consolidated lease revenue	75,708	16,773	17,273	18,379	128,133	72,090
Add: Pro rata share of revenue from equity investments	9,911	5,313	5,738	6,412	27,374	28,269
Less: Pro rata share of revenue due to noncontrolling interests	(10,289)	(411)	(422)	(428)	(11,550)	(2,629)
Total pro rata net lease revenue	75,330	21,675	22,589	24,363	143,957	97,730

Add: Pro rata share of revenues from CPA® REITs
CPA®:14	-	-	-	-	-	4,841
CPA®:15 (d)	-	4,234	4,206	4,286	12,726	17,517
CPA®:16 – Global	13,955	13,817	14,325	14,265	56,362	44,965
CPA®:17 – Global	883	809	732	646	3,070	1,510
Total pro rata share of revenues from CPA® REITs	14,838	18,860	19,263	19,197	72,158	68,833
Add: Share of lease revenue from GP interest
CPA®:16 – LLC	3,825	3,685	3,598	4,281	15,389	6,157
CPA®:17 – Ops	4,395	3,667	3,865	2,693	14,620	9,378
Total share of lease revenue from GP interest	8,220	7,352	7,463	6,974	30,009	15,535
Add: Other real estate income (e)	7,549	6,162	6,830	5,771	26,312	22,499
Less: Pro rata share of other real estate income to noncontrolling interests(f)	(1,972)	(2,050)	(1,878)	(1,829)	(7,729)	(7,258)
Total Real Estate Revenue	$103,965	$51,999	$54,267	$54,476	$264,707	$197,339

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 14

(a)         We earn structuring revenue on acquisitions structured on behalf of the Managed REITS and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the Managed REITS totaled approximately $736 million, $202 million, $96 million, and $174 million for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, and March 31, 2012 respectively, and approximately $1.2 billion and $1.2 billion for the years ended December 31, 2012 and December 31, 2011, respectively.

(b)         In connection with providing a liquidity event for CPA®:14 stockholders, in May 2011, we earned termination revenue of $31.2 million and subordinated disposition revenue of $21.3 million, which we received in shares of CPA®:14 and cash, respectively. These CPA®:14 shares were subsequently converted to shares of CPA®:16 – Global in connection with the CPA®:14/16 Merger.

(c)          Total adjusted revenue excludes reimbursements of costs received from the Managed REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 – Global’s and CWI’s public offerings, which is substantially offset by underwriting costs incurred in connection with the offerings.

(d)         For the three month period ended September 30, 2012 and the year ended December 31, 2012, represents pro rata lease revenue from CPA®:15 through September 28, 2012, the date of the Merger.

(e)          Other real estate income generally consists of revenue from Carey Storage Management LLC (“Carey Storage”), a subsidiary that invests in domestic self-storage properties and Livho, Inc., a subsidiary that operates a hotel franchise. Other real estate income also includes lease termination payments and other non-rents related revenues from real estate ownership, and as a result, we expect other real estate income to fluctuate period to period.

(f)           Effective December 31, 2012, we deduct the non-controllable interest of self storage revenues to reflect our pro rata ownership in this segment.  Prior periods have been revised to reflect this change.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 15

W. P. CAREY INC.

Total Adjusted Revenue - W. P. Carey Group (Pro Rata Basis) (Unaudited)

(in thousands)

	Three Months Ended				Years Ended December 31,
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	2012	2011
W. P. Carey Pro Rata Revenue
W. P. Carey pro rata lease revenue	$75,330	$21,675	$22,589	$24,363	$143,957	$97,730
W. P. Carey wholesaling revenue (a)	8,036	4,012	4,079	3,787	19,914	11,664
W. P. Carey pro rata other real estate income (b)	5,577	4,112	4,952	3,942	18,583	15,241

Managed REITs Pro Rata Revenue
CPA®:14 pro rata lease revenue	-	-	-	-	-	51,664
CPA®:14 other income	-	-	-	-	-	1,228
CPA®:15 pro rata lease revenue (c)	-	53,592	53,238	54,324	161,154	233,116
CPA®:15 other income (c)	-	2,120	1,361	6,772	10,253	7,772
CPA®:16 – Global pro rata lease revenue	76,130	75,707	78,796	79,115	309,748	302,591
CPA®:16 – Global other income	9,948	10,055	9,916	11,016	40,935	39,421
CPA®:17 – Global pro rata lease revenue	68,431	62,258	61,027	58,691	250,407	189,145
CPA®:17 – Global other income	26,681	11,870	12,651	12,063	63,265	23,152
CWI hotel revenue	6,257	5,868	846	-	12,971	-
CWI other income	121	928	-	417	1,466	1,082
Total combined revenue	276,511	252,197	249,455	254,490	1,032,653	973,806
Less: Carey Financial revenue (a)	(8,036)	(4,012)	(4,079)	(3,787)	(19,914)	(11,664)
Net real estate related revenue	$268,475	$248,185	$245,376	$250,703	$1,012,739	$962,142

(a)           Total adjusted revenue excludes reimbursements of costs received from the Managed REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 – Global’s and CWI’s public offerings, which is substantially offset by underwriting costs incurred in connection with the offerings.

(b)          Other real estate income generally consists of revenue from Carey Storage Management LLC (“Carey Storage”), a subsidiary that invests in domestic self-storage properties and Livho, Inc., a subsidiary that operates a hotel franchise. Other real estate income also includes lease termination payments and other non-rent related revenues from real estate ownership, and as a result, we expect other real estate income to fluctuate period to period.

(c)           For the three-month period ended September 30, 2012 and the year ended December 31, 2012 represents pro rata lease revenue from CPA®:15 through September 28, 2012, the date of the Merger.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 16

Non-GAAP Financial Disclosure – Total Adjusted Revenue

Total adjusted revenue is a non-GAAP financial measure that represents revenues on a GAAP basis adjusted for our pro rata share of revenues from equity investments as well as the pro rata share of revenues due to noncontrolling interests. We believe that total adjusted revenue is useful to investors and analysts as a supplemental measure of revenues from our core operations, and we use it to evaluate the stability of our underlying revenue streams. Total adjusted revenue should not be considered as an alternative to revenues computed on a GAAP basis as a measure of our profitability. Total adjusted revenue may not be comparable to similarly titled measures of other companies.

Non-GAAP Financial Disclosure – W. P. Carey Group

W. P. Carey Group represents WPC and the Managed REITs, as well as CPA®:14 prior to the CPA®:14/ CPA®:16 – Global merger in 2011.  We believe that presenting W. P. Carey Group revenues is useful to investors and analysts as a supplemental measure of revenues and we use it to evaluate the revenue stability of our managed investment portfolio.  W. P. Carey Group revenue should not be considered as an alternative to revenues computed on a GAAP basis or as a measure of our profitability. W. P. Carey Group revenue may not be comparable to similarly titled measures of other companies.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 17

W. P. CAREY INC.

Adjusted General and Administrative (Unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended				Year Ended December 31,
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	2012	2011
General and administrative, as reported	$36,490	$54,828	$26,582	$26,909	$144,809	$93,733
Less:
Merger-related expenses (a)	(1,049)	(25,895)	(2,617)	(2,102)	(31,663)	(24)
Wholesaling-related expenses (b)	(6,913)	(4,046)	(4,015)	(2,813)	(17,787)	(11,981)
Stock-based compensation expense (c)	(6,492)	(9,805)	(4,495)	(5,260)	(26,052)	(17,716)
Adjusted general and administrative	$22,036	$15,082	$15,455	$16,734	$69,307	$64,012

W. P. Carey Group revenues	$268,475	$248,185	$245,376	$250,703	$1,012,739	$962,142
% of W. P. Carey Group revenues	8.2%	6.1%	6.3%	6.7%	6.8%	6.7%

__________

(a)         Represents expenses incurred in connection with the September 28, 2012 Merger with CPA®:15, which are excluded because they are considered to be non-recurring in nature.

(b)         Represents reimbursement of wholesaling related expenses, which substantially offsets wholesaling revenue.  Wholesaling revenue is not included in the calculation of W. P. Carey Group revenues; therefore, the offsetting expense is excluded from the calculation of Adjusted G&A.

(c)          Stock compensation expense is a non-cash expense and is reflected in the diluted share count.  This adjustment represents the amount on WPC’s consolidated income statements.  On a pro rata basis, the amounts are $6.459 million and $25.719 million for the three months and year ended December 31, 2012, respectively.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 18

W. P. CAREY INC.

Business Segment and Financial Information (Pro Rata Basis) (Unaudited)

(in thousands, except percentages, per share information and share information)

Real Estate Ownership

Pro Rata NOI (Includes JVs) (a)				Three Months Ended December 31, 2012	Annualized
Lease revenues				$79,431	$317,724
Non-reimbursable expenses				(2,362)	(9,448)
Net operating income				$77,069	$308,276

Special GP Interest in Cash Flow (Managed REITs)				Three Months Ended December 31, 2012	Annualized
CPA®:16 - Global OP				$3,825	$15,300
CPA®:17 - Global OP				4,395	17,580
Total				$8,220	$32,880

Other Real Estate Income		Revenues	Expenses	Three Months Ended December 31, 2012	Annualized
Storage and hotel income		$2,358	$1,398	$960	$3,840

Managed REITs - Shares Owned	Current Annualized Distribution	2012 Distributions Received by WPC	Most Recent NAV / Offering Price per Share (b)	Shares Owned	Total Value
CPA®:16 - Global (18.3% Ownership)	6.7%	$24,357	$9.10	37,129,849	$337,882
CPA®:17 - Global (1.3% Ownership)	6.5%	1,546	10.00	3,953,320	39,533
CWI (0.5% Ownership)	6.0%	13	10.00	72,416	724
Total				41,155,585	$378,139

Investment Management

			Year Ended December 31, 2012
		Three Months Ended December 31, 2012	Revenues	Merger Adjustment	Adjusted Revenues
Asset Management Revenue		$9,429	$55,812	$(18,545)	$37,267
Structuring Revenue		28,446	47,908	-	47,908
Wholesaling Revenue		8,036	19,914	-	19,914
Total		$45,911	$123,634	$(18,545)	$105,089

Consolidated Balance Sheet Information

					WPC
Assets
Cash					$123,904
Due from Affiliates					36,002
Other Assets, Net					141,442
Liabilities
Pro Rata Debt (Includes JVs)					$1,663,883
Line of Credit					253,000
Accounts Payable					265,132
Income Taxes, net					24,959
Distributions Payable					45,700
Shares Outstanding					68,901,933

__________

(a)         Refer to schedule on the following page for a reconciliation from reported lease revenues and property expenses to pro rata lease revenues and property expenses.

(b)         The NAV of CPA®:16 – Global is as at December 31, 2011, as the December 31, 2012 NAV has yet to be determined.  NAVs have not been determined for CPA®:17 – Global and CWI; therefore their offering prices have been presented in the table above.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 19

W. P. CAREY INC.

Lease Revenues and Property Expenses (Pro Rata Basis) (Unaudited)

(in thousands)

	Three Months Ended December 31, 2012	Annualized
Reconciliation of Pro Rata Lease Revenues
Lease revenues – as reported	$74,970	$299,880
Lease revenues – discontinued operations	738	2,952
Total consolidated lease revenues	75,708	302,832
Add: WPC share of revenues from equity investments	9,911	39,644
Less: Share of revenues due to noncontrolling interests	(10,289)	(41,156)
Total pro rata lease revenues (a)	75,330	301,320
Less: Straight line rent amortization	(2,485)	(9,940)
Less: Above / (below) market rent intangible lease amortization	6,586	26,344
Total pro rata cash lease revenues	$79,431	$317,724

Reconciliation of Pro Rata Property Expenses
Property expenses – as reported	$5,677	$22,708
Property expenses – discontinued operations	347	1,388
Total consolidated property expenses	6,024	24,096
Less: Reimbursable property expenses (b)	(3,486)	(13,944)
Total non-reimbursable property expenses	2,538	10,152
Add: WPC share of non-reimbursable property expenses from equity investments	351	1,404
Less: Share of non-reimbursable property expenses due to noncontrolling interests	(527)	(2,108)
Total pro rata non-reimbursable property expenses	$2,362	$9,448

__________

(a)         Total pro rata lease revenues differ from the amount presented in the reconciliation from GAAP net income to AFFO due to the inclusion of discontinued operations.

(b)         Reimbursable property expenses are substantially offset by revenues booked in other real estate income; therefore, these reimbursements are not included in lease revenue.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 20

W. P. CAREY INC.

Portfolio Debt Overview (Pro Rata Basis) (Unaudited)

As of December 31, 2012

(in thousands, except percentages)

Portfolio Debt Maturity

Year of Maturity	Balloon Payments		Other Principal Payments		Debt Maturity
2013	$97,835		$517		$98,351
2014	511,057	(a)	23,993	(a)	535,050	(a)
2015	163,789		6,661		170,450
2016	59,250		12,613		71,863
2017	238,843		12,651		251,494
2018	157,978		27,611		185,589
2019	28,106		11,385		39,491
2020	112,884		27,304		140,188
2021	28,776		10,448		39,225
2022	159,321		43,977		203,298
2023	2,062		62,433		64,495
Thereafter	34,473		82,915		117,388
Total	$1,594,375		$322,508		$1,916,883

Debt Maturity Analysis

__________

(a)         Amount includes outstanding recourse debt under the Senior Credit Facility.

Fixed- and Variable-Rate Debt Analysis

Non-Recourse Debt	Total Outstanding Balance	Percent of Total
Fixed	$1,287,832	67%
Variable – Swapped	207,211	11%
Variable – Capped	128,853	7%
Variable – Future Rate Reset (Variable)	22,844	1%
Variable – Floating	17,143	1%
	1,663,883	87%
Recourse Debt
Variable – Senior Credit Facility	253,000	13%
Total Debt Outstanding	$1,916,883	100%

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 21

W. P. CAREY INC.

Detailed Debt Summary (Pro Rata Basis - Continued) (Unaudited)

As of December 31, 2012

(in thousands, except percentages)

Tenant/Lease Guarantor	Maturity Date	Interest Rate	Rate Type	Percent Ownership	Pro Rata Outstanding Balance (a)
Meadow Brook Meat	Jan-13	6.08%	Fixed	100%	$14,645
TruServ Corporation	Jan-13	5.83%	Fixed	50%	9,188
TruServ Corporation	Jan-13	5.83%	Fixed	50%	11,562
TruServ Corporation	Feb-13	5.83%	Fixed	50%	11,668
C1000 Logistiek Vastgoed B.V.	Mar-13	2.22%	Variable – Floating	15%	13,978
Thales SA	Jul-13	3.40%	Variable – Swapped	65%	13,246
AutoZone, Inc.	Aug-13	6.85%	Fixed	100%	306
AutoZone, Inc.	Aug-13	6.85%	Fixed	100%	32
American Pad & Paper, LLC	Oct-13	6.53%	Fixed	100%	5,245
Danka Office Imaging Company	Oct-13	6.71%	Fixed	100%	18,481
LifeTime Fitness	Jan-14	6.43%	Fixed	100%	22,160
US Airways Group, Inc.	Apr-14	4.21%	Variable – Capped	79%	13,639
U-Haul Moving Partners Inc. & Mercury Partners, LP	May-14	6.45%	Fixed	58%	89,222
Actuant	May-14	6.82%	Fixed	50%	5,286
TietoEnator Plc	Jul-14	5.16%	Fixed	60%	35,346
Northrop Grumman Systems Corporation & Overland Storage Inc.	Aug-14	6.18%	Fixed	100%	17,470
Plexus Corporation	Aug-14	7.25%	Fixed	100%	4,869
Carrefour France SAS	Dec-14	1.19%	Variable – Capped	100%	94,059
Pohjola Non-Life Insurance Company LTD	Jan-15	4.59%	Fixed	60%	35,350
Sports Wholesale, Inc.	May-15	6.45%	Variable – Swapped	100%	4,425
Hellweg Die Profi-Baumarkte GmbH Und Co.	May-15	4.50%	Fixed	75%	65,986
Garden Ridge, L.P.	Jun-15	6.75%	Fixed	100%	5,759
Custom Food Products, LLC	Aug-15	10.00%	Fixed	100%	113
Wagon Automotive Nagold GmbH & Waldaschaff Automotive	Aug-15	6.64%	Fixed	33%	6,471
Lowes Home Improvement Warehouse	Sep-15	4.87%	Fixed	100%	8,269
Bouygues Telecom	Oct-15	3.07%	Fixed	95%	4,741
The American Bottling Company	Nov-15	5.13%	Fixed	100%	28,432
Tata Steel UK Limited	Nov-15	6.17%	Fixed	100%	10,903
Humco Holding Group, Inc.	Feb-16	4.75%	Fixed	100%	2,699
World Color Printing (USA) Corp.	May-16	5.30%	Fixed	100%	4,842
CheckFree Corporation	Jun-16	6.18%	Fixed	100%	28,347
Various self-storage facilities	Jul-16	6.27%	Variable – Future Rate Reset (Variable)	40%	5,886
Sprint Spectrum Realty Company, L. P.	Aug-16	4.85%	Fixed	100%	8,162
Del Monte Corporation	Aug-16	4.80%	Fixed	50%	5,448
Multi-Tenant (Bouygues Illkirch)	Oct-16	5.01%	Fixed	75%	9,878
Consolidated Systems, Inc.	Nov-16	5.87%	Fixed	60%	6,600
Hellweg Die Profi-Baumärkte GmbH & Co KG	Jan-17	5.49%	Fixed	43%	8,119
Hellweg Die Profi-Baumärkte GmbH & Co KG	Jan-17	5.49%	Fixed	40%	136,037
Hellweg Die Profi-Baumarkte GmbH Und Co.	Jan-17	6.74%	Fixed	40%	(12,095)
SaarOTEC	Jan-17	5.32%	Fixed	50%	4,513

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 22

W. P. CAREY INC.

Detailed Debt Summary (Pro Rata Basis - Continued) (Unaudited)

As of December 31, 2012

(in thousands, except percentages)

Tenant/Lease Guarantor	Maturity Date	Interest Rate	Rate Type	Percent Ownership	Pro Rata Outstanding Balance (a)
Rave Motion Pictures Baton Rouge LLC	Feb-17	5.60%	Fixed	100%	10,025
Qwest Communications, Inc.	Feb-17	4.50%	Fixed	100%	1,229
TSI Newton, LLC	May-17	5.59%	Fixed	44%	3,368
24 Hour Fitness USA, Inc.	Jun-17	5.50%	Variable – Floating	100%	3,165
Amylin Pharmaceuticals, Inc.	Jul-17	6.20%	Fixed	100%	15,126
Amylin Pharmaceuticals, Inc.	Jul-17	6.20%	Fixed	100%	18,402
Walgreens Co.	Jul-17	5.67%	Fixed	100%	22,000
Arch Chemicals, Inc.	Oct-17	4.83%	Fixed	100%	7,699
Advanced Micro Devices	Sep-17	5.80%	Fixed	33%	18,388
PETsMART, Inc.	Nov-17	5.75%	Fixed	100%	2,609
The United States Playing Card Company & Alstom Power	Dec-17	4.02%	Fixed	100%	5,723
The United States Playing Card Company & Alstom Power	Dec-17	4.02%	Fixed	100%	6,277
Wanbishi Archives Co. Ltd.	Dec-17	2.00%	Fixed	3%	908
OBI Group	Mar-18	5.10%	Variable – Swapped	75%	111,481
The New York Times Company	Apr-18	2.86%	Variable – Capped	18%	21,155
MediMedia USA, Inc.	Apr-18	5.90%	Fixed	100%	10,874
OBI Group	Mar-18	5.48%	Variable – Swapped	100%	8,309
Kerr Corporation	Oct-18	7.23%	Fixed	100%	7,436
Omnicom Group, Inc.	Oct-18	6.77%	Fixed	100%	26,334
Various self-storage facilities	Feb-19	7.03%	Variable – Future Rate Reset (Variable)	40%	12,467
Barnes & Noble, Inc.	Feb-19	3.70%	Variable – Swapped	100%	3,500
Orbital Sciences Corporation	Jul-19	7.75%	Fixed	100%	12,066
Universal Technical Inst. of CA, Inc.	Nov-19	6.27%	Fixed	100%	11,459
24 Hour Fitness USA, Inc.	Jan-20	6.10%	Fixed	100%	3,115
Merit Medical Systems, Inc.	Apr-20	6.50%	Fixed	100%	13,075
JPMorgan Chase Bank, National Assoc.	Jul-20	5.47%	Variable – Swapped	100%	33,631
Prefecture de Police (Paris, France)	Aug-20	4.36%	Fixed	50%	36,696
Self-Storage Facility in Pensacola, FL	Nov-20	6.25%	Variable – Future Rate Reset (Variable)	100%	1,801
Federal Express Corporation	Dec-20	5.48%	Fixed	100%	51,871
Universal Technical Inst. of Penn., Inc.	Jan-21	6.15%	Fixed	100%	13,126
SymphonyIRI Group, Inc.	Feb-21	5.96%	Fixed	100%	15,499
Datalogic Scanning, Inc.	Feb-21	5.80%	Fixed	100%	4,724
PETsMART, Inc.	Sep-21	6.50%	Fixed	30%	5,875
Integracolor, Ltd.	Mar-22	4.37%	Variable – Swapped	100%	6,905
24 Hour Fitness USA, Inc.	Apr-22	6.29%	Fixed	100%	4,135
Belgium Government	May-22	6.23%	Fixed	100%	11,094
EADS North America Defense Test & Services	Jun-22	4.70%	Fixed	100%	8,459
Anthony’s Manufacturing Company	Jun-22	4.65%	Fixed	100%	6,991
Foster Wheeler Realty Services	Aug-22	3.89%	Variable – Swapped	100%	25,714
Marriott Courtyard	Oct-22	5.04%	Fixed	100%	140,000

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 23

W. P. CAREY INC.

Detailed Debt Summary (Pro Rata Basis - Continued) (Unaudited)

As of December 31, 2012

(in thousands, except percentages)

Tenant/Lease Guarantor	Maturity Date	Interest Rate	Rate Type	Percent Ownership	Pro Rata Outstanding Balance (a)
Pactiv Corporation	Mar-23	6.32%	Fixed	100%	6,512
Benchmark Electronics Manufacturing, Inc.	Apr-23	6.36%	Fixed	100%	5,211
Hologic, Inc.	May-23	6.40%	Fixed	100%	12,973
Galyan’s Trading Company	Sep-23	7.32%	Fixed	100%	11,209
Grande Communications Networks, Inc.	Sep-23	6.72%	Fixed	100%	5,313
Rexam Consumer Plastics, Inc.	Oct-23	6.30%	Fixed	100%	12,860
EDS Customer Relationship Mgmt. Inc.	Dec-23	6.20%	Fixed	100%	10,417
World Airways, Inc.	Jun-24	6.76%	Fixed	100%	3,962
Dick’s Sporting Goods	Oct-24	7.46%	Fixed	100%	4,198
Shaklee Corporation	Oct-24	5.54%	Fixed	100%	12,861
Berry Plastics Corporation	Nov-24	5.54%	Fixed	100%	15,164
Plumbmaster, Inc.	Nov-24	5.54%	Fixed	100%	4,506
Universal Technical Institute of Arizona	Dec-24	5.82%	Fixed	100%	13,327
24 Hour Fitness USA, Inc.	Jan-25	7.63%	Variable – Future Rate Reset (Variable)	100%	2,690
The Talaria Company, LLC	Jun-25	6.26%	Fixed	30%	8,061
Google, Inc.	Nov-25	5.15%	Fixed	100%	23,972
Gestamp Alabama, LLC	May-26	6.25%	Fixed	100%	6,307
Oriental Trading Company, inc.	Sep-26	6.56%	Fixed	100%	22,340
Total Non-Recourse Debt					1,663,883

Weighted-Average Cost of Non-Recourse Debt		5.24%

Unsecured - Senior Credit Facility	Dec-14	2.19%	Variable - Floating	100%	253,000

Weighted-Average Cost of Total Debt		4.84%

Total Debt					$1,916,883

__________

(a)         Based upon exchange rates at December 31, 2012, where applicable.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 24

W. P. CAREY INC.

Selected Data for the Managed REITs (Unaudited)

As of December 31, 2012

(in thousands, except percentages, shares and per share amounts)

			Most	Current		Asset
		Shares	Recent NAV/	Annualized	Distributions	Management	Structuring	Special GP
	Ownership	Outstanding	Offering Price (a)	Distribution (b)	Received	Revenue (c)	Revenue (d)	Distributions
CPA®:16 – Global	18.3%	211,462,089	$9.10	6.70%	$24,357	0.5%	4.5%	10.0%
CPA®:17 – Global	1.3%	310,548,664	10.00	6.50%	1,546	0.5%	4.5%	10.0%
CWI	0.5%	16,368,733	10.00	6.00%	13	0.5%	2.5%	10.0%

			Total	Total
			Domestic	International
	Square Feet	Inception Date	AUM	AUM	Total AUM	Total Debt
CPA®:16 – Global(e)	47,328	2003	$2,606,772	$1,083,625	$3,690,397	$1,787,180
CPA®:17 – Global	35,998	2007	2,352,739	1,574,759	3,927,498	1,640,434
CWI	N/A	2010	252,923	-	252,923	88,762
Total	83,326		$5,212,434	$2,658,384	$7,870,818	$3,516,376

__________

(a)         WPC generally calculates the estimated net asset value per share (“NAV”) for each Managed REIT by relying in part on an estimate of the fair market value of each Managed REIT’s real estate portfolio provided by a third party, adjusted to give effect to the estimated fair value of mortgages encumbering the Managed REITs’ assets as well as other adjustments. The NAVs are based on a number of variables including individual tenant credits, lease terms, lending credit spreads, foreign currency exchange rates and tenant defaults, among others. The NAV of CPA®:16 – Global is as at December 31, 2011, as the December 31, 2012 NAV has yet to be determined.  NAVs have not been determined for CPA®:17 – Global and CWI; therefore their offering prices have been presented in the table above.  CPA®:17 – Global’s offering period closed on December 20, 2012; however, a NAV will not be determined until December 31, 2013, and CWI is still in its offering period.

(b)         The current annualized distribution rate is based on quarterly distribution rate for the fourth quarter of 2012. For CWI, approximately 83% of its fourth quarter distribution was paid in cash, with the remaining 17% paid in shares of its common stock.

(c)         We generally earn base asset management revenue of 0.5% of average invested assets. For CPA®:17 – Global, we earn asset management revenue ranging from 0.5% of average market value for long-term net leases and certain other types of real estate investments up to 1.75% of the average equity value for certain types of securities. In 2012, we elected to receive all base asset management revenue from CPA®:15 in cash, while for CPA®:16 – Global, we elected to receive 50% of base asset management revenue in shares of CPA®:16 – Global with the remaining 50% payable in cash. For CPA®:17 – Global and CWI, we elected to receive all base asset management revenue in shares of their common stock.

(d)         We generally receive structuring revenue of up to an average of 4.5% of the total cost of all investments made by each CPA® REIT. For certain types of non-long term net lease investments acquired on behalf of CPA®:17 – Global, structuring revenue may range from 0% to 1.75% of the equity invested plus the related structuring revenue. For CWI, we earn structuring revenue of 2.5% of the total investment cost of the properties acquired.

(e)          The Total AUM represents fair value of assets as at December 31, 2011 adjusted for dispositions during the year, as the asset fair value as at December 31, 2012 has not yet been determined.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 25

W. P. CAREY INC.

Joint Venture Information (Unaudited)

As of December 31, 2012

(in thousands, except percentages)

	WPC %					WPC
Joint Venture or JV	Interest	Remaining	Total JV			Pro Rata Share of Total JV
(Principal Tenant)	in JV	Interest in JV	Assets	Liabilities	Equity	Assets	Liabilities	Equity
Actuant Corporation	50.05%	CPA®:16 - 50%	19,337	11,504	7,832	9,678	5,758	3,920
Advanced Micro Devices, Inc.	66.66%	CPA®:16 - 33.34%	84,146	66,173	17,973	56,092	44,111	11,981
Builders Firstsource, Inc.	40.00%	CPA®:16 - 60%	13,076	931	12,145	5,230	372	4,858
C1000 Logistiek Vastgoed B.V.	15.00%	CPA®:17 - 85%	191,368	100,139	91,229	28,705	15,021	13,684
Consolidated Systems, Inc.	60.00%	CPA®:16 - 40%	16,292	11,237	5,055	9,775	6,742	3,033
Del Monte Corporation	50.00%	CPA®:16 - 50%	12,791	11,045	1,746	6,396	5,522	873
Eroski Sociedad Cooperativa	70.00%	CPA®:17 - 30%	30,812	131	30,682	21,569	92	21,477
Hellweg Die Profi-Baumärkte GmbH & Co. KG (Hellweg 1)	75.00%	CPA®:16 - 25%	185,240	91,916	93,324	138,930	68,937	69,993
Hellweg Die Profi-Baumärkte GmbH & Co. KG (Hellweg 2)	40.00%	CPA®:16 - 27%; CPA®:17 -33%	404,166	346,806	57,360	162,560	139,289	23,271
PETsMART, Inc.	30.00%	CPA®:16 - 70%	25,988	19,792	6,196	7,796	5,938	1,859
Barth Europa Transporte e.K/MSR Technologies GmbH	66.67%	CPA®:16 - 33.33%	14,081	2,084	11,996	9,387	1,389	7,998
Multi-tenant property in in Conflan St Honorine, France	65.00%	CPA®:16 - 35%	27,646	24,303	3,342	17,970	15,797	2,172
Multi-tenant property in Illkirch-Graffens, France	75.00%	Third party - 25%	21,472	14,601	6,871	16,104	10,951	5,153
Multi-tenant property in Tours, France	95.00%	Third party - 5%	11,882	8,508	3,374	11,288	8,082	3,205
The New York Times Company	17.75%	CPA®:16 - 27.25%; CPA®:17 -55%	248,316	123,566	124,750	44,076	21,933	22,143
OBI A.G.	75.00%	CPA®:16 - 25%	181,420	173,233	8,187	136,065	129,925	6,140
Pohjola Non-Life Insurance Company	60.00%	CPA®:16 - 40%	58,749	60,531	(1,782)	35,249	36,318	(1,069)
Police Prefecture, French Government	50.00%	CPA®:16 - 50%	106,735	75,979	30,756	53,368	37,990	15,378
SaarOTEC	50.00%	CPA®:16 - 50%	6,270	9,349	(3,079)	3,135	4,675	(1,539)
Schuler A.G.	66.67%	CPA®:16 - 33%	67,058	8,590	58,468	44,706	5,727	38,979
Self Storage	36.60%	Third parties - 63.4%	76,998	47,621	29,377	28,181	17,429	10,752
TietoEnator Plc	60.00%	CPA®:16 - 40%	71,155	61,697	9,458	42,693	37,018	5,675
Talaria Holdings, LLC	30.00%	CPA®:16 - 70%	49,976	27,502	22,474	14,993	8,251	6,742
Town Sports International Holdings, Inc.	44.00%	CPA®:16 - 56%	16,229	9,295	6,934	7,141	4,090	3,051
True Value Company	50.00%	CPA®:16 - 50%	160,151	68,233	91,917	80,075	34,117	45,959
U-Haul Moving Partners, Inc. and Mercury Partners, L.P.	57.69%	CPA®:16 - 30.77%; CPA®17 - 11.54%	471,495	210,634	260,861	272,006	121,515	150,491
US Airways	74.58%	Third party - 25.42%	29,793	19,888	9,905	22,219	14,832	7,387
Vacant - Carlsbad, CA	50.00%	CPA®:16 - 50%	21,693	551	21,142	10,846	275	10,571
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH	33.33%	CPA®:17 - 67%	42,953	20,881	22,072	14,316	6,960	7,357
Wanbishi	3.00%	CPA®:17 - 97%	50,942	32,972	17,969	1,528	989	539
			$2,718,229	$1,659,693	$1,058,536	$1,312,078	$810,044	$502,033

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 26

W. P. CAREY INC.

Owned Portfolio Analysis – Diversification by Rent and Historical Occupancy (Pro Rata Basis) (Unaudited)

As of December 31, 2012

(in thousands, except percentages)

Top Ten Tenants by Annualized Contractual Minimum Base Rent

Tenant / Lease Guarantor	Annualized Contractual Minimum Base Rent	Percent
Hellweg Die Profi-Baumarkte GmbH & Co KG (a)	$26,083	8%
U-Haul Moving Partners, Inc. and Mercury Partners, L.P.	18,742	6%
Marriott International, Inc.	17,752	6%
Carrefour France, SAS (a)	16,794	5%
OBI A.G. (a)	13,414	4%
Universal Technical Institute	10,108	3%
Federal Express Corporation	7,574	3%
True Value Company	7,101	2%
Foster Wheeler AG	6,511	2%
Pohjola Non-Life Insurance Company LTD (a)	5,468	2%
Total	$129,547	41%

Weighted-Average Lease Term for Portfolio	8.9 years

W.P. Carey Inc. Historical Occupancy (b)

__________

(a)         Rent amounts are subject to fluctuations in foreign currency exchange rates.

(b)         Pre-Merger periods include pro forma combined occupancy rates for WPC and CPA®:15.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 27

W. P. CAREY INC.

Owned Portfolio Analysis – Diversification by Property Type (Pro Rata Basis) (Unaudited)

As of December 31, 2012

(in thousands, except percentages)

Property Type	Square Footage	Percent
Industrial	12,651	33%
Warehouse/Distribution	9,775	25%
Office	5,208	14%
Retail	4,997	13%
Other Properties (a)	5,853	15%
Total (b)	38,484	100%

Property Type	Annualized Contractual Minimum Base Rent	Percent
Office	$86,700	27%
Industrial	70,819	22%
Retail	51,535	16%
Warehouse/Distribution	49,114	16%
Other Properties (a)	59,398	19%
Total (b)	$317,566	100%

Portfolio Diversification by Property Type (based on squarefootage)	Portfolio Diversification by Property Type (based on annualized contractual minimum base rent)

__________

(a)         Other properties include self storage, education, health & fitness, and theaters.

(b)         Excludes all operating properties.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 28

W. P. CAREY INC.

Owned Portfolio Analysis – Diversification by Tenant Industry (Pro Rata Basis) (Unaudited)

As of December 31, 2012

(in thousands, except percentages)

	Square Footage		Annualized Contractual Minimum Base Rent
Industry Type (a)	WPC	Percent	WPC	Percent
Retail Trade	8,601	22%	$70,950	22%
Electronics	2,292	6%	27,280	9%
Business and Commercial Services	1,364	4%	26,146	8%
Healthcare, Education and Childcare	1,677	4%	20,399	6%
Hotels and Gaming	1,036	3%	17,752	6%
Chemicals, Plastics, Rubber, and Glass	3,110	8%	14,308	5%
Telecommunications	922	2%	13,556	4%
Buildings and Real Estate	2,180	6%	12,182	4%
Media: Printing and Publishing	1,511	4%	11,395	3%
Leisure, Amusement, Entertainment	564	1%	10,756	3%
Beverages, Food, and Tobacco	1,715	4%	10,381	3%
Transportation - Cargo	625	2%	10,112	3%
Transportation - Personal	1,367	4%	9,704	3%
Construction and Building	2,191	6%	8,840	3%
Automobile	2,091	5%	8,785	3%
Federal, State and Local Government	254	1%	6,340	2%
Machinery	1,012	3%	6,141	2%
Insurance	511	1%	5,468	2%
Consumer and Durable Goods	1,040	3%	5,350	2%
Aerospace and Defense	760	2%	4,825	2%
Other (b)	3,148	8%	16,896	5%
Vacancies	513	1%	-	0%
Total (c)	38,484	100%	$317,566	100%

__________

(a)         Based on the Moody’s Industry Classification System and information provided by the tenant.

(b)         Includes rent from tenants in the following industries: grocery; banking; forest products and paper; mining, metals and primary metal industries; consumer non-durable goods; textiles, leather and apparel; and multi-tenant properties.

(c)          Excludes all operating properties.

Portfolio Revenues - Contractual Increases (a)

(based on annualized contractual minimum base rent)

__________

(a)         Pro rata rents and exchange rate as of December 31, 2012.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 29

W. P. CAREY INC.

Owned Portfolio Analysis – Diversification by Geography (Pro Rata Basis) (Unaudited)

As of December 31, 2012

(in thousands, except percentages)

Property Type	Square Footage	Percent
U.S.
South	10,379	27%
West	6,942	18%
Midwest	5,746	15%
East	5,596	14%
U.S. Total	28,663	74%
International
Germany	3,453	9%
France	3,451	9%
Poland	1,399	4%
Other (a)	1,518	4%
International Total	9,821	26%
Total (b)	38,484	100%

Property Type	Annualized Contractual Minimum Base Rent	Percent
U.S.
South	$70,629	22%
West	70,344	22%
East	36,442	11%
Midwest	49,496	16%
U.S. Total	226,911	71%
International
Germany	34,132	11%
France	25,263	8%
Poland	13,414	4%
Other (a)	17,846	6%
International Total	90,655	29%
Total (b)	$317,566	100%

Portfolio Diversification by Property Type (based on squarefootage)	Portfolio Diversification by Property Type (based on annualized contractual minimum base rent)

(a)         Includes assets in Belgium, Finland, the Netherlands, Spain, the United Kingdom and Japan.

(b)         Excludes all operating properties.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 30

W. P. CAREY INC.

Owned Portfolio Analysis – Lease Maturities (Pro rata Basis) (Unaudited)

As of December 31, 2012

		Square Feet		Annualized Contractual Minimum Base Rent
Year of Lease Expiration (a)	Number of Leases Expiring	(in 000’s)	As % of Total Portfolio	(in 000’s)	As % of Total Portfolio
2013 (b)	5	271	1%	$2,850	1%
2014	20	3,710	10%	24,834	8%
2015	10	1,336	3%	16,347	5%
2016	17	2,274	6%	21,010	6%
2017	13	1,877	5%	10,656	3%
2018	17	2,688	7%	24,571	8%
2019	12	1,598	4%	25,960	8%
2020	8	2,093	5%	12,369	4%
2021	8	1,254	3%	8,714	3%
2022	15	3,500	9%	25,210	8%
2023	12	4,593	12%	38,746	12%
2024	29	6,390	17%	46,662	15%
2025	6	462	1%	5,885	2%
2026	6	646	2%	3,327	1%
2027 and thereafter	16	5,279	14%	50,425	16%
Vacant	-	513	1%	-	0%
Total (c)	194	38,484	100%	$317,566	100%

(a)         Assumes tenant does not exercise renewal option.

(b)         Month-to-month properties are counted in 2013 revenue stream.

(c)          Excludes all operating properties.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 31

W. P. CAREY INC.

Owned Portfolio Investments and Dispositions  (Unaudited)

For the Year Ended December 31, 2012

(in thousands, except square footage)

Acquisitions - Owned Portfolio (a)

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Purchase Price (b)	Closing Date	Property Type(s)	Gross Square Footage
WPC	Walgreens	Virginia Beach, CA; Florence, AL; Snellville, GA; Concord, NC & Rockport, TX	$24,377	September-12	Retail	73,840
WPC (3%)	Wanbishi Archives Co. Ltd. (b)	Saitama Prefecture, Japan	1,461	December-12	Warehouse/Distribution	4,564
Total Owned Portfolio Acquisitions			$25,838			78,404

Dispositions - Owned Portfolio
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type(s)	Gross Square Footage
WPC (46%)	Médica - France, S.A. (b)	Chatou, France	$124	January-12	Land	8,619
WPC	Cleo, Inc.	Memphis, TN	2,600	March-12	Warehouse/Distribution	1,006,170
WPC	L-3 Communications Titan Corp.	San Diego, CA	13,685	April-12	Office	166,403
WPC (46%)	Médica - France, S.A. (b)	Chatou, Paris, Poissy, Rosny sous Bois, Rueil Malmaison & Sarcelles, France	40,854	April-12	Nursing Home	154,295
WPC	Vacant	Brewton, AL	75	May-12	Retail	30,625
WPC	Vacant	Charlotte, NC	9,625	June-12	Industrial	437,000
WPC	United States Postal Service	Bloomingdale, IL	3,100	August-12	Office	116,000
WPC	Vacant	Jacksonville, FL	3,875	August-12	Warehouse/Distribution	240,000
WPC	Broomfield Properties Corporation	Broomfield, CO	750	September-12	Land	101,086
WPC	Broomfield Properties Corporation	Broomfield, CO	8	October-12	Land	1,165
WPC	The Sports Authority	Plano, TX	2,100	November-12	Retail	47,054
WPC	United Stationers	San Antonio, TX	2,700	November-12	Warehouse/Distribution	63,098
WPC	Multi-Tenant	Houston, TX	1,550	November-12	Industrial	49,640
WPC	Multi-Tenant	Beaumont, TX	1,500	November-12	Office	48,654
WPC	BE Aerospace	Miami, FL	26,000	December-12	Office;	188,065
					Warehouse/Distribution
WPC	Multi-Tenant	Webster, TX	1,550	December-12	Warehouse/Distribution	91,800
WPC	Multi-Tenant	Webster, TX	4,200	December-12	Industrial	108,578
WPC	United Stationers	New Orleans, LA	2,500	December-12	Warehouse/Distribution	59,560
Total Owned Portfolio Dispositions			$116,796			2,917,812

(a) Acquisitions exclude the $126 million Marcourt portfolio and properties acquired from CPA®:15 in connection with the Merger.

(b) Acquisition and disposition prices reflects applicable foreign exchange rate.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 32

Managed REITs - Acquisitions (Unaudited)

For the Year Ended December 31, 2012

(in thousands, except square footage)

Acquisitions - Leased Properties

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Purchase Price (a)	Closing Date	Property Type(s)	Gross Square Footage
CPA®:17 Global	Blue Cross and Blue Shield of Minnesota, Inc.	Aurora, Eagan & Virginia, MN	$168,998	January-12	Office	1,131,469
CPA®:17 - Global	Sabre Communications Corporation and Cellxion, LLC	Alvarado, TX	4,964	March-12 & June-12	Industrial	44,250
CPA®:17 Global	Nippon Sheet Glass Co., Ltd. (b)	Tarnobrzeg, Poland	26,579	April-12	Warehouse/Distribution	379,126
CPA®:17 - Global	Sabre Communications Corporation and Cellxion, LLC (c)	Sioux City, IA	17,801	June-12	Industrial	300,000
CPA®:17 Global	Clayco Inc.	St. Louis, MO	6,918	July-12	Office	84,709
CPA®:17 - Global	Bearing Technologies, Ltd.	Avon, OH	7,046	August-12	Industrial	115,726
CPA®:17 Global	Shale-Inland Holdings LLC	Elk Grove Village, IL	14,590	August-12	Industrial	273,681
CPA®:17 - Global	South University	Montgomery, AL & Savannah, GA	24,952	September-12	Education	131,129
CPA®:17 Global	RLJ-McLarty-Landers Automotive Holdings, LLC	Various locations in Alabama, Arkansas, Louisiana, Missouri, Tennessee, & Texas	68,748	September-12	Automotive Dealership	377,164
CPA®:17 - Global	R.R. Donnelley & Sons Company	Warrenville, IL	36,285	September-12	Office	167,215
CPA®:17 Global	Syncreon Logistics Polska Sp. (b) (c)	Zary, Poland	8,345	September-12	Office & Warehouse/Distribution	118,403
CPA®:17 - Global	Cuisine Solutions, Inc. (d)	Sterling, VA	26,428	October-12	Industrial	163,110
CPA®:17 Global	Walgreens	Las Vegas, NV	39,684	October-12	Retail	115,188
CPA®:17 - Global	IDL Master Tenant, LLC (c)	Orlando, FL	113,613	November-12	Retail	249,580
CPA®:17 Global	KBR, Inc.	Houston, TX	174,857	November-12	Office	1,633,748
CPA®:17 - Global	Argosy Education Group, Inc.	Eagan, MN	15,666	December-12	Education	88,165
CPA®:17 Global	Wanbishi Archives Co. Ltd. (b)	Saitama Prefecture, Japan	47,223	December-12	Warehouse/Distribution	147,573
CPA®:17 - Global	Agrokor d.d. (b)	Croatia	45,739	December-12	Retail	278,229
Total Acquisitions - Leased Properties			$848,436			5,798,465

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 33

Acquisitions - Self Storage

Portfolio(s)	Property Type	Property Location(s)	Purchase Price (a)	Closing Date
CPA®:17 Global	Self-Storage Facilities	Various locations in Alabama, Louisiana & Mississippi	16,800	June-12
CPA®:17 - Global	Self-Storage Facilities	Cherry Valley, IL	3,175	July-12
CPA®:17 Global	Self-Storage Facility	Fayetteville, NC	5,350	September-12
CPA®:17 - Global	Self-Storage Facilities	Tampa, FL	24,970	November-12
CPA®:17 Global	Self-Storage Facilities	Midland, TX; Odessa, TX	32,600	December-12
Total Acquisitions - Self-Storage Properties			$82,895

Acquisitions - Other

Portfolio(s)	Security Type	Company	Purchase Price (a)	Closing Date
CPA®:17 Global	Equity Securities	Lineage Logistics Holdings LLC	7,070	June-12
CPA®:17 - Global	Equity Securities	BPS Parent, LLC	31,447	October-12
Total Acquisitions - Equity Securities			38,517

CPA®:17 Global	Loan (e)	IDL Wheel Tenant, LLC	1,769	November-12
CPA®:17 - Global	Loan (e)	Shelborne	63,890	December-12
Total Acquisitions - Loans			65,659

Acquisitions - Hospitality

Portfolio(s)	Property Type	Property Location(s)	Purchase Price (a)	Closing Date
CWI	Hospitality	Braintree, MA	12,500	May-12
CWI	Hospitality	New Orleans, LA	14,947	June-12
CWI	Hospitality	Lake Arrowhead, CA	26,500	July-12
CWI	Hospitality	Atlanta, GA	33,100	October-12
CWI	Hospitality	San Diego, CA	85,000	December-12
Total Acquisitions - Hospitality			$172,047
Total Acquisitions			$1,207,554

(a)	Includes capitalized transaction costs, where applicable.
(b)	Acquisition price reflects applicable foreign exchange rate.
(c)

Acquisition includes a build-to-suit (“BTS”) transaction. Purchase price represents total commitment for BTS funding. As at December 31, 2012, $11.8 million, $8.3 million and $49.0 million has been funded for Sabre Communications, Syncreon Logistics and IDL Master Tenant, respectively. Gross square footage amounts represent estimates.

(d)	Purchase price includes $9.6 million that CPA®:17 – Global held in escrow and will release to seller upon completion of certain property improvements.
(e)	Purchase price represents the amount funded as at December 31, 2012. The total loan commitments are $50.5 million and $125 million for IDL Wheel Tenant, LLC and Shelborne, respectively.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 34

W. P. CAREY INC.

Managed REITS - Dispositions (Unaudited)

For the Year Ended December 31, 2012

(in thousands, except square footage)

Dispositions

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type	Gross Square Footage
CPA®:16 - Global	Sovereign Bank	Bourne, Sandwich & Wareham, MA	$3,173	January-12	Retail	19,693
CPA®:15 (54%)	Médica - France, S.A. (a)	Chatou, France	146	January-12	Land	10,200
CPA®:16 - Global	American Tire Distributors	Charlotte, NC	1,500	February-12	Warehouse/Distribution	120,200
CPA®:17 - Global	Dogencorp, LLC	Choudrant, Gardner, Mangham, Mount Hermon & Richwood, LA; Vass, NC; & Chesterfield, Hopewell & Hot Springs, VA	12,922	February-12 & March-12	Retail	99,363
CPA®:15 (67%); CPA®:16 - Global (33%)	Barth Europa Transporte (a)	Laupheim, Germany	3,961	February-12	Industrial	67,358
CPA®:15	Vacant	Virginia Beach, VA	18,200	February-12	Warehouse/Distribution	774,473
CPA®:16 - Global	McLane Foodservice, Inc.	Manassas, VA	7,500	March-12	Warehouse/Distribution	100,337
CPA®:15	Vacant (a)	Little Germany, United Kingdom	3,387	April-12	Office	41,432
CPA®:15 (54%)	Médica - France, S.A. (a)	Chatou, Paris, Poissy, Rosny sous Bois, Rueil Malmaison & Sarcelles, France	52,787	April-12	Nursing Home	182,594
CPA®:16 - Global	Rome Die Casting, LLC	Rome, GA	450	April-12	Industrial	117,500
CPA®:16 - Global	PolyPipe, Inc.	Fernley, NV	2,700	May-12	Industrial	31,648
CPA®:16 - Global	Vacant	Milford, OH	4,127	June-12	Warehouse/Distribution	437,000
CPA®:15	Shaklee Corporation	Pleasanton, CA	11,100	June-12	Land	366,775
CPA®:15 (50%); CPA®:16 - Global (50%)	Vacant	Carlsbad, CA	3,606	July-12	Warehouse/Distribution	24,056
CPA®:16 - Global	Vanguard National Trailer Corp.	Monon, IN	950	October-12	Warehouse/Distribution	145,436
CPA®:16 - Global	Vacant	Denver, CO	3,050	November-12	Industrial	63,773
Total Dispositions			$129,559			2,601,838

(a)	Disposition price reflects applicable foreign exchange rate.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 35

W. P. Carey Inc.

Tenants By Annualized Contractual Minimum Base Rent (Pro Rata Basis - Unaudited)

As of December 31, 2012

Tenant	Location(s)	Number of Locations	Square Feet	Annualized Rent (in 000’s)	Annualized Rent as a % of Total	Increase Factor	Property Type	Industry
Hellweg Die Profi-Baumarkte GmbH & Co KG	Germany	53	2,308,190	$26,083	8.2%	CPI	Retail	Retail Stores
U-Haul Moving Partners, Inc. and Mercury Partners, L.P.	AL; AZ; CO; FL; GA; IL; IN; KS; LA; MA; MD; MN; MO; MS; NC; NJ; NM; NV; NY; OH; OK; TN; TX; VA	78	3,354,247	18,742	5.9%	CPI	Self-Storage	Buildings and Real Estate, Transportation - Personal
Marriott International, Inc.	CA; FL; IL; IN; KY; MD; NJ; NM; WA	12	1,036,203	17,752	5.6%	Other	Other Properties	Hotels and Gaming
Carrefour France, SAS	France	8	2,939,955	16,794	5.3%	CPI ; Fixed	Warehouse/Distribution	Retail Stores
OBI A.G.	Poland	18	1,398,508	13,414	4.2%	CPI	Retail	Retail Stores
Universal Technical Institute	Avondale, AZ; Rancho Cucamonga, CA; Flendale Heights, IL; Exton PA	5	806,909	10,108	3.2%	CPI; Fixed	Other Properties	Healthcare, Education and Childcare
Federal Express Corporation	Collierville, TN; College Station, TX; Corpus Christi, TX	3	432,672	7,574	2.4%	CPI; Fixed	Office; Warehouse/Distribution	Transportation - Cargo
True Value Company	Kingman, AZ; Woodland, CA; Jonesboro, GA; Kansas City, MO; Springfield, OR; Fogelsville, PA; Corsicana, TX	7	1,814,078	7,101	2.2%	Fixed	Industrial; Warehouse/Distribution	Construction and Building
Foster Wheeler AG	Clinton, NJ	1	292,000	6,511	2.0%	CPI	Office	Business and Commercial Services
Pohjola Non-Life Insurance Company LTD	Finland	1	510,600	5,468	1.7%	CPI	Office	Insurance
Fiserv, Inc.	Norcross, GA	1	220,676	5,342	1.7%	CPI; Fixed	Land; Office	Business and Commercial Services
Tieto Enator	Finland	2	279,890	5,195	1.6%	CPI	Office	Electronics
Schuler AG	Germany	1	497,719	4,727	1.5%	CPI	Industrial	Machinery
LifeTime Fitness	Rochester Hills, MI; Canton, MI	2	278,982	4,672	1.5%	Fixed	Other Properties	Leisure, Amusement, Entertainment

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 36

W. P. Carey Inc.

Tenants By Annualized Contractual Minimum Base Rent (Pro Rata Basis - Unaudited) (Continued)

As of December 31, 2012

Tenant	Location(s)	Number of Locations	Square Feet	Annualized Rent (in 000’s)	Annualized Rent as a % of Total	Increase Factor	Property Type	Industry
New York Times	New York, NY	1	126,420	4,489	1.4%	Fixed	Office	Media: Printing and Publishing
Prefecture de Police	France	1	120,668	4,481	1.4%	CPI	Office	Federal, State and Local Government
Dr. Pepper Snapple Group	Irving, TX; Houston, TX	2	721,947	4,464	1.4%	CPI	Industrial	Beverages, Food, and Tobacco
Omnicom Group, Inc.	Playa Vista, CA	1	120,000	4,346	1.4%	CPI	Office	Business and Commercial Services
Oriental Trading Company, Inc.	La Vista, NE	1	736,209	4,215	1.3%	CPI	Warehouse/Distribution	Consumer and Durable Goods
HP Enterprise Services, LLC	Louisville, CO	1	403,871	4,185	1.3%	CPI	Industrial	Telecommunications
24 Hour Fitness USA, Inc.	Englewood, CO; Memphis, TN; Austin, TX; Bedford, TX	4	181,345	3,994	1.3%	CPI; Fixed	Other Properties	Leisure, Amusement, Entertainment
Berry Plastics Corporation	Tolleson, AZ; Alsip, IL; Solvay, NY	4	941,132	3,992	1.3%	CPI	Industrial	Chemicals, Plastics, Rubber, and Glass
Advanced Micro Devices	Sunnyvale, CA	1	120,655	3,981	1.3%	CPI	Industrial	Electronics
JPMorgan Chase Bank	Fort Worth, TX	1	384,246	3,939	1.2%	CPI	Office	Banking
Amylin Pharmaceuticals, Inc.	San Diego, CA	2	144,311	3,844	1.2%	Fixed	Office	Business and Commercial Services
Hologic, Inc.	Danbury, CT; Bedford, MA	2	269,042	3,816	1.2%	CPI	Industrial	Electronics
Konica Minolta Business Solutions U.S.A., Inc.	St. Petersburg, FL	2	337,727	3,815	1.2%	CPI	Office	Electronics
Dick’s Sporting Goods, Inc.	Greenwood, IN; Freehold, NJ; Buffalo, NY	4	340,970	3,377	1.1%	CPI; Fixed	Retail	Retail Stores
Orbital Sciences Corporation	Chandler, AZ	1	355,307	3,307	1.0%	CPI	Industrial	Aerospace and Defense
Rexam Consumer Plastics, Inc.	St. Petersburg, FL; Buffalo Grove, IL; West Lafayette, IN; Excelsior Springs, MO; North Versailles, PA	5	616,031	3,243	1.0%	CPI	Industrial	Chemicals, Plastics, Rubber, and Glass

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 37

W. P. Carey Inc.

Tenants By Annualized Contractual Minimum Base Rent (Pro Rata Basis - Unaudited) (Continued)

As of December 31, 2012

Tenant	Location(s)	Number of Locations	Square Feet	Annualized Rent (in 000’s)	Annualized Rent as a % of Total	Increase Factor	Property Type	Industry
MBM-Beef	Orlando, FL; Rocky Mount, NC; Lewisville, TX	4	555,820	3,016	0.9%	Fixed	Warehouse/Distribution	Beverages, Food, and Tobacco
Shaklee Corporation	Pleasanton, CA	1	112,000	2,954	0.9%	Fixed	Office	Healthcare, Education and Childcare
US Airways Group, Inc.	Tempe, AZ	1	167,890	2,937	0.9%	CPI	Office	Transportation - Personal
Tower Automotive	Auburn, IN; Blufton, OH; Milan, TN	3	844,166	2,919	0.9%	CPI	Industrial	Automobile
Bouygues Telecom	France	2	105,792	2,824	0.9%	CPI	Office	Telecommunications
SymphonyIRI Group, Inc.	Chicago, IL	1	159,600	2,446	0.8%	CPI	Office	Business and Commercial Services
MediMedia USA, Inc.	Lower Makefield, PA	1	107,000	2,331	0.7%	CPI	Office	Media: Printing and Publishing
C1000 Logistiek Vastgoed B.V.	Netherlands	6	307,029	2,285	0.7%	CPI	Warehouse/Distribution	Grocery
AutoZone, Inc.	AL; FL; GA; IL; LA; MO; NC; NM; SC; TN; TX	54	302,230	2,217	0.7%	Fixed; None	Retail	Retail Stores
Google Inc.	Venice, CA	1	67,681	2,055	0.6%	Fixed	Office	Telecommunications
Sybron Dental Specialties, Inc.	Glendora, CA; Romulus, MI	2	245,000	2,009	0.6%	CPI	Office; Industrial	Healthcare, Education and Childcare
Unisource Worldwide, Inc.	Anchorage, AK; Commerce, CA	2	456,273	1,926	0.6%	Fixed	Warehouse/Distribution	Forest Products and Paper
Overland Storage Inc	San Diego, CA	1	91,300	1,924	0.6%	Fixed	Office	Electronics
Childtime / Learning Care Group, Inc.	AZ; CA; IL; MI; TX	13	92,234	1,881	0.6%	CPI	Other Properties	Healthcare, Education and Childcare
Merit Medical Systems, Inc.	South Jordan, UT	1	172,925	1,877	0.6%	CPI	Industrial	Healthcare, Education and Childcare
Grande Communications Networks, Inc.	Corpus Christi, TX; Odessa, TX; San Marcos, TX; Waco, TX	5	134,009	1,867	0.6%	CPI	Office	Telecommunications
Gestamp	McCalla, AL	1	390,000	1,841	0.6%	CPI	Industrial	Automobile

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 38

W. P. Carey Inc.

Tenants By Annualized Contractual Minimum Base Rent (Pro Rata Basis - Unaudited) (Continued)

As of December 31, 2012

Tenant	Location(s)	Number of Locations	Square Feet	Annualized Rent (in 000’s)	Annualized Rent as a % of Total	Increase Factor	Property Type	Industry
Reynolds Group Holdings LTD	Mooresville, NC	1	384,600	1,800	0.6%	CPI	Industrial	Chemicals, Plastics, Rubber, and Glass
Eroski Sociedad Cooperativa	Spain	1	138,383	1,772	0.6%	CPI	Warehouse/Distribution	Grocery
World Color Printing (USA) Corp.	Doraville, GA	1	432,559	1,771	0.6%	CPI	Industrial	Media: Printing and Publishing
Del Monte Corporation	Mendota, IL; Yakima, WA; Toppenish, WA; Plover, WI	4	367,883	1,763	0.6%	CPI	Warehouse/Distribution	Beverages, Food, and Tobacco
Walgreens Co.	Florence, AL; Snellville, GA; Concord, NC; Rockport, TX; Virginia Beach, VA	5	73,840	1,741	0.5%	None	Retail	Retail Stores
Kerr Corporation	Bowling Green, KY; Jackson, TN	2	367,965	1,736	0.5%	Fixed	Industrial	Chemicals, Plastics, Rubber, and Glass
EADS North America, Inc.	Irvine, CA	1	98,631	1,708	0.5%	Fixed	Office	Electronics
Plexus Corp.	Neenah, WI	1	179,250	1,699	0.5%	CPI	Industrial	Electronics
Barnes & Noble, Inc.	Farmington, CT; Braintree, MA	2	41,261	1,698	0.5%	Fixed	Retail	Retail Stores
Belgium Government	Belgium	1	122,335	1,626	0.5%	CPI	Office	Federal, State and Local Government
IntegraColor, Ltd.	Mesquite, TX	1	358,987	1,625	0.5%	CPI	Warehouse/Distribution	Media: Printing and Publishing
Lowes Home Improvement Warehouse	Bellevue, WA	1	143,352	1,615	0.5%	CPI	Retail	Retail Stores
Vacant (a)		8	513,433	-	-
Others		70	8,860,349	44,735	14.1%
Total (b)		423	38,484,286	$317,566	100%

(a) Number of locations includes properties that are partially vacant.

(b) Excludes all operating properties.

W. P. Carey Inc. 12/31/2012 Supplemental 8-K — 39